1 Visian ICL, Fastest Growing Refractive Technology in the World Sidoti Eighteenth Annual Emerging Growth Conference March 17, 2014 NASDAQ: STAA

Forward - Looking Statements All statements in this presentation that are not statements of historical fact are forward - looking statements, including stateme nts about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items ; t he plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2013 and 2014; statements r ega rding new or improved products, including but not limited to, expectations for success of new or improved products in the U.S. or internat ion al markets or government approval of new products; future economic conditions or size of market opportunities; expected IOL backorder posit ion ; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; sta tements of belief, including as to achieving 2014 growth plans or metrics; expected regulatory activities and approvals, product launches, and a ny statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward - looking statements are set forth in the company’s Annual Report on Form 10 - K for the year ended January 3, 2013, under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” sect ion of the company’s website under the heading “SEC Filings.” These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous r isk s and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and unce rtainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic con dit ions on sales of products, especially products such as the ICL used in non - reimbursed elective procedures; the challenge of managing our foreign subsidiari es; backlog or supply delays as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; th e discretion of regulatory agencies to approve or reject new or improved products, or to require additional actions before approval (includin g b ut not limited to determinations by the Ophthalmic Devices Panel of the FDA); unexpected costs or delays that could reduce or eliminate the exp ect ed benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering fo r l aunch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new produc t a nd procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in th e d emand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the saf ety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States. In addition, to supplement the GAAP numbers, this presentation includes supplemental non - GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. “Adjusted Net Income” excludes the following items that are included in “Net Income (Loss)” as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): manufacturing consolid ation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warran ts issued in 2007, and stock - based compensation expenses. A table reconciling the GAAP information to the non - GAAP information is included in our financial release which can be found in our Form 8 - K filed on February 26, 2014 and also available on our website. 2

• Two Large Market Opportunities • Sustainable Competitive Advantages • Rapid Cadence of New Products • Increasing IP Position with New Technologies • Strong Balance Sheet Getting Stronger • 2014 Operating Leverage Enhances Profitability 3 Generating Strong Current and Future Growth

Strategic Focus on Vision 4 Cataract IOL Refractive ICL 61.1% 2013 Revenue 55% in 2012 33.4% 2013 Revenue 40.7% 2012 Only Intraocular Lenses Placed within the Eye

• Continued ICL Market Penetrations – Double Digit Revenue Growth – 85 % Gross Margin – New Products (CentraFLOW, Preloaded, and V6) • Targeted IOL Profitable Growth – Single Digit R evenue Growth – 60%+ Gross Margin Target – New Products (nanoFLEX Toric and KS - SP) • Project Comet Benefits begin H2 2014 – Gross Margin and Tax Benefits 5 How to Look at Our Growth STAAR’s Pathway to the Future !

STAAR’s Value Driver • $3B Addressable Market • Currently about 2% Market Share & Growing • $44.1M Revenue in 2013 – >$80M End Customer Sales Annualized • Sales Growth Rate 26% in 2013 – 85% Gross Margin – New Product Launches (CentraFLOW & Preloaded) • 10% Share in Focused Markets Yields $300M of End Customer Sales 6 The Visian® ICL TM

• Implantable Collamer® Lens Better Known as the “Implantable Contact Lens” or ICL • Made f rom a Proprietary Material Called Collamer • Corrects Myopia (Nearsightedness/Inability to See Far) • Toric ICL (TICL TM ) Version Corrects Both Myopia and Astigmatism (Blurred Vision D ue to Inability to Focus)* 7 Visian ICL and TICL Premium Product – Premium Visual Result

Competitive Landscape Lens Based Segment Changing • STAAR Is the Market Leader – >65% Unit & Dollar Market Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott - AMO (Not Competitive) – Novartis - Alcon ( Removed from Key Markets ) – Ophtec (Sell on Price) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! 8 Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2013.

9 ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options Advantages of Visian ICL Over LASIK 8 - 12% Not Candidates for LASIK

Why LASIK Under Pressure? Good Procedure for Some, Not All • Limitations of LASIK – Contraindications Exclude Approximately 8% to 12%: • Dry Eye • Thin Cornea • Large Pupils • Cornea Disease • High Level of Myopia and/or Astigmatism • When LASIK Patients Reach Cataract Age – “Patients who’ve had LASIK present increased risks and level of difficulty in achieving a good result at time of cataract surgery. These include significant challenges in calculating the correct IOL power to achieve a good visual result.” Dr. Mark Packer, Clinical Associate Professor of Ophthalmology at Oregon Health & Science University * 10 *Testimony at FDA Ophthalmic Device Panel Meeting, April 8, 2013.

Visian ICL with CentraFLOW™ • CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS - AquaPORT™ • Eliminates a Procedure and Visit - (LASIK - like) • Same Day ICL Surgery now Possible • Economics Better for t he Surgeon • >50,000 Implants Indicate Predictable IOP and Quality Visual Results • 67% of all ICLs Shipped in December 11 Over 50,000 Successfully Implanted

2012 Market Shares: Korea 12%, ME 8%, Spain & India 4% China, U.S., & Japan ≈1% 2013 ICL Growth 2013 Procedure Growth in Key Markets (Gaining Share Globally) +12% +41% +19% +12% +16% +34% +43% +4% +25% +54% +38% +16% 22% Global ICL Procedure Growth EMEA +29% APAC +19% NA +19%

Visian ICL Dollars Increase in 11 of 12 Key Markets 2013 ICL Growth 2013 Dollar Growth in Key Markets +15% +40% +15% +59% +18% - 4% +34% +40% +33% +54% +50% +17% 26% Global ICL Dollar Growth EMEA +41% APAC +20% NA +16%

Market Introduction of the Preloaded ICL Rapid Cadence of New Products (H1 2014) 14 • Preloaded ICL with Enhanced Optics – Saves Procedure Time – Learning Curve Shortened – More Consistent Delivery • New IP around Product • Enhanced Optic Design to Increase U seful O ptical Z one to Benefit P atients with Larger Pupils • Expected CE Market Approval and Commercialization Q2 2014

V6 ICL Next in Line (V6a ICL) Rapid Cadence of New Products • Differentiates ICL for Myopic P atients N earing Age 40 Who Will Need Near & Intermediate Adds • Goal To Add Near - Vision Enhancement Capability – Treats the Early Onset and Progression of Presbyopia – Adds ≈2.0 Diopters of Near While Providing Good Intermediate • Increases ICL’s Advantages over LASIK and No Decision • Should Drive Adoption Further Down the Myopic Diopter Curve where Greater Opportunity Exists • Target Availability in EU: late 2014 to early 2015 15 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

V6 ICL Next in Line (V6b ICL) Rapid Cadence of New Products • Targets New Market : Presbyopic Patients A ge 40 and Above – Solution to the Need for Permanent N ear & Intermediate V ision E nhancement – 100% of Population over Approximately A ge 50 Affected (Estimated 1.8 Billion Are Challenged with Presbyopia, 3.6 Billion Eyes ) • Goal To Treat Presbyopia W hile M aintaining N atural L ens • Expands the Market for ICL to Potentially the “Most E xciting S egment of Vision C orrection ” • Clinical Trials Likely Needed to Increase the Approved A ge Range • Estimated Date to Market 12 Months after V6a 16 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

Expanded Market Opportunities Regulatory Submissions • FDA Toric ICL Submission – Ophthalmic Device Panel Meeting Favorable Vote March 14 • CentraFLOW Submissions – Japan Submission - Approval on March 3 – Recent Approvals in Korea, India and Argentina – China Submission - Approval B elieved on Track for Q2 2014 – U.S. Submission - Working on Clinical Protocol with Agency 17

Expanded Market Opportunities TICL Opportunity in U.S. • National Health and Nutrition Examination Survey (NHANES; 1999 - 2004) – Myopia Prevalence 33.1% ( - 1.0D or higher) – Astigmatism Prevalence 36.2% (cylinder of 1.0D or higher) • Market Scope >100k Refractive Procedures >1.0D Astigmatism • In Markets Where B oth ICL and TICL Available: – Approximately 50% of Revenue and 40% of Units are TICL, Europe higher • Direct Pricing Model Suggests an Additional $200 for TICL • Potential TICL Approval I mpact to U.S. Market – Assuming U.S. Follows Patterns of other Markets Total ICL Sales S hould D ouble in First Y ear of Launch – How much Actual P ent Up Demand in the Market 18 Sources: Global Refractive Surgery Market by Market Scope January 2013 and Vitale, et al. Arch Ophthalmol . 2008;126(8):1111 - 1119. .

Expanded Market Opportunities TICL Opportunity in U.S. 3.6 40.9 82.4 93.8 98.4 100.0 20.7 53.9 81.9 90.7 93.3 95.3 0 10 20 30 40 50 60 70 80 90 100 20/12.5 20/16 20/20 20/25 20/32 20/40 Pre-Op BSCVA UCVA at 12 Mo or better or better or better or better or better or better Cumulative Percentage of Eyes, % UCVA at 12 months vs. Pre - Op BSCVA (n = 193)

Consumer Education and Awareness • Patient Leads G enerated from ‘Doc Finder’ Increasing – 68% Contacted by Surgeon’s Practice (Working to Improve Follow Up) – From Those Contacts: 62% Received ICL, 10% Received LASIK • New Websites for China, Japan and Middle East • Key Social Media Data for Q4 2013 20 Social Media Marketing Social Media Sites Q4 vs. Q3 Q4 13 vs. Q4 12 Visianinfo Website Visits +75% +174% Video Views +223% +182% Doc Finder Leads +39% +131% Twitter +31% +109% Facebook +30% +150%

The ICL Technology Era Beginning? 21 • RK: Started in 1978, Peaked in 1994 • PRK: Started in 1984, Peaked in 2006 • LASIK: Started in 1989, has LASIK Peaked?? – Big Guys Heavily Invested – LASIK Procedures Losing Share in Major Markets • Visian ICL: – >400,000 ICLs Implanted World W ide – Gaining Share in Major Markets – Rapid Cadence of New Products – “ The Moment of the ICL ” Source: The Global Refractive Surgery Market by Market Scope January 2013. Glasses Contacts RK PRK LASIK ICL

• 21.9M IOLs Implanted in 2013 ( 26.1M 2018) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), Valeant (B&L) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape 22 Source : The Global IOL Market by Market Scope May 2013 Cataract IOL

• 2013 Sales $24.2M, 5 % Growth in CC – (7%) USD YoY , >50% sales in Japan • Acceptance of the KS - IOLs Has Increased • Supply of KS - IOLs from 3 rd Party H as L imited O ur Growth – Approximately $400k in backorders from European customers at End of 2013 – Forced to reduce commercialization efforts in Japan and China – Supply Expected to Improve 2014 • Introduced nanoFLEX Toric IOL to Europe during 2013 23 Growth Despite Supply and Currency Headwinds New IOL Products

Revenue Results 2012 - 13 Revenue in CC +$3.2M or 5% Increase FY 2013 IOL Growth 2013 IOL Revenue USD - 1% / +24% - 8% +23% - 55% - 7% / +5%

2013 Key Financial Results 25 2013 2012 Change Revenue $72,215 $63,783 +$8,432/+13% Gross Profit $50,309 $44,291 +$6,018/+14% Gross Profit Margin 69.7% 69.4% +30bps Operating Expenses $49,609 $45,511 +$4,098/+9% Income Before Taxes $ 1,114 $ (519) +$1,633 Income Taxes $ 716 $ 1,244 $ (528) Net Income $ 398 $ (1,763) +$2,161 Net Income per Diluted Share $0.01 $(0.05) +$0.06 2013 GAAP ($000’s )

2013 Key Financial Results 2013 FY Non - GAAP Measures ($000"s) 26 Measure 2013 2012 GAAP Net Income (loss) $ 398 $ (1,763) Mfg. Consolidation Expenses $ 2,242 $ 2,636 Spain Distribution Transition Cost $ 442 $ 1,151 Foreign Currency Impact $ (39) $ (111) Adjustment of Warrant Value $ (27) $ (335) Stock - based Compensation Expense $ 4,489 $ 3,208 Adjusted Net Income $ 7,505 $ 4,786 Net Adjusted Income Per Share $0.19 $0.13

STAAR Balance Sheet Strong and Improving • Profitable and Generating Cash – $23M in c ash as of end of 2013 – Invested $5.7M in Project Comet and Fixed Assets during 2013 – $3.4M Cash Generated from Operations • Working L ine of C redit in Japan at 1.4% Interest Rate • $122M in NOLs (Worth $ 1.00/share) • 38.6M Diluted Shares Outstanding at Year End – 700k Warrants at $4.00 27

• Consolidate Four Manufacturing Operations (Japan , U.S., Switzerland) to One E xisting U.S. Facility in Monrovia • 3 + Years to Complete at a Cost of $6.2M – Spent $5.9M in 2011/2012/2013 – To Spend <$500k in 2014 • Complete Manufacturing Consolidation by June 2014 – Japan Moved in 2012, Switzerland by June 2014 • Upon Completion, Anticipate GM nearing 80% & Tax Rate Approximately 10% – Allows Use of $122M of NOLs in the U.S. 28 Manufacturing Consolidation Project Comet

29 Metric 2014 Analyst Ests * If $90M If $100M Revenue $ 80.2 $90.0 $100.0 Gross Margin % 73.1% 78.5% 80% Gross Margin $ $ 58.6 $ 70.6 $ 80.0 Operating Exps. $ 50.9 $ 48.5 $ 50.0 Operating Inc. $ $ 8.5 $ 22.1 $ 30.0 Operating Inc. % 10.6% 25% 30% Net Income $ $ 6.9 $ 20.0 $ 27.0 Net Income % 8.6% 22% 27% EPS $0.19 $0.52 $ 0.71 * Providing a nalyst e stimates a s of 2/27/14 d oes not c onstitute e ndorsement. (In Millions Except EPS) Post Comet Operating Model Potential

Strong 2013 Solid Foundation for 2014 • Revenue Growth of 15% / 22% in CC Q4 • Revenue Growth of 13% / 19% in CC FY – Visian ICL Growth of 26% – IOL Growth of 5% in Constant Currency (USD 7% Decline) • Gross Margin 69.7%, 72.3 % GM Without Negative Impacts – Negative Impact from Yen Valuation and Low Margin Injectors 290 bps • Cash Position at the end of the Quarter Was $23 Million • GAAP Net Income approx. $400K / $2.2M Improvement • Non - GAAP Adjusted Net Income $0.19 per vs. $0.13 Per Share 30

• Expanded ICL with CentraFLOW approvals to Key Markets – Korea, India and Argentina H2 13 – Japan approval March 3rd & China H1 14 • Commercialization of Preloaded ICL H1 14 in Europe • Successful FDA Panel Meeting in U.S. for TICL on March 14 • P&L Contribution from Consolidation Benefits H2 14 • Introduction of V6a to EU late 14/early 15 31 Key Drivers for Growth Upcoming STAAR Catalysts

32 Visian ICL, Fastest Growing Refractive Technology in the World Sidoti Eighteenth Annual Emerging Growth Conference March 17, 2014 NASDAQ: STAA